UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2006

                              MAGYAR BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-51726                  20-4154978
-----------------------------       -------------------        --------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Somerset Street, New Brunswick, New Jersey                        08901
----------------------------------------------                      -----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure
                  -------------------------

     Magyar Bank, the principal subsidiary of Magyar Bancorp, Inc., issued a press release disclosing information regarding loans made by Magyar Bank to Solomon Dwek, and properties controlled by companies owned by him.

     A copy of the press release is attached as Exhibit 99.1 to this report

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions. Not Applicable

(d)  Exhibits.

     99.1: Press Release dated June 26, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MAGYAR BANCORP, INC.



DATE: June 27, 2006                 By:    /s/ Jon R. Ansari
                                           ------------------------------------
                                           Jon R. Ansari
                                           Vice President
                                            and Chief Financial Officer